SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report: November 29, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                   Wells Fargo Asset Securities Corporation
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          Delaware                                       52-1972128
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   (State of Incorporation)                  I.R.S. Employer Identification No.



7485 New Horizon Way, Frederick, Maryland                          21703
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          Address of principal executive offices                 (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

               Norwest Asset Securities Corporation
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
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            On November 29, 2000, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2000-12, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $273,501,888.59. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 29, 2000, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2000-12, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $1,513,060.25 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.45% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations, originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Wells Fargo Home Mortgage, Inc. and of employees of various non-participant employees. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
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      (EX-4) Pooling and Servicing Agreement, dated as of November 29, 2000, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank Minnesota, National Association and First Union National Bank, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

November 29, 2000



                                       /s/ Alan S. McKenney
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                                       Alan S. McKenney
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------
                                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
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(EX-4)                    Pooling and Servicing                   E
                          Agreement, dated as of November 29,
                          2000 among Wells Fargo Asset Securities
                          Corporation, Wells Fargo Bank Minnesota,
                          National Association and First Union
                          National Bank, as trustee.